UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2015

UBIQUITY, INC.

(Exact name of registrant as specified in its charter)

NEVADA	000-55288	99-0371375
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

9801 Research Drive, Irvine, CA 92618

(Address of principal executive offices)

(949) 489-7600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01 Other Events

November 10, 2015, the Company issued a Press Release announcing that the U.S. Patent and Trademark Office (USPTO) issued three key patents covering the Company’s technology for video compression and enhancement and wireless communications for the medical industry. The three patents are:

●	U.S. Patent No. 8, 983, 535 B2: covers Medical Scan Clip-on – a device that scans medical parameters and communications via a cell phone; the cell phone can communicate the parameters to remote locations and/or can analyze them.

●	U.S. Patent No. 9,106, 925 B2: covers WEAV Video Compression System – a compression system using super compression.

●	U.S. Patent No. 8, 929, 434 B2: covers Video Enhancement Internet Media Experience in Converting High Definition Formats to Video Formats – an image or video from a cell phone is processed to expand the image in a way to display it on a high definition video screen.

A copy of the Press Release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are furnished with this report:

Exhibit No.	Exhibit Description

99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 11, 2015

UBIQUITY, INC.

By:	/s/ Christopher Carmichael
Name:	Christopher Carmichael
Title:	Chief Executive Officer